UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2016

OMNITEK ENGINEERING CORP.
 (Exact name of Registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

000-53955                           33-0984450
(Commission File Number)                                                      (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081
 (Address of principal executive offices, Zip Code)

(760) 591-0089
 (Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of 2

Item 3.02 - Unregistered Sales of Equity Securities
On April 15, 2016, pursuant to the agreement of Werner Funk, the President and CEO of the Company, and in consideration of the exchange and cancellation of $100,000 of deferred salary owing by the Company to Mr. Funk, the Company granted to Mr. Funk a non-qualified stock option to purchase 470,000 shares of common stock, at an exercise price of $0.286 per share representing 110% of the closing price of the Company's common stock as of April 15, 2016.  Such Option shall be exercisable for a period of seven years.  The Option shall vest and be exercisable immediately.  No underwriters were used. The securities were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933.  As the President and CEO of the Company, Mr. Funk was intimately acquainted with the Company's business plan and proposed activities at the time of issuance, and possessed information on the Company necessary to make an informed investment decision.
Additionally, on April 15, 2016, the Company granted to each of Janice Quigley, Vice President and Richard Miller, Chief Financial Officer, a non-qualified stock option to purchase 50,000 shares of common stock, at an exercise price of $0.286 per share representing 110% of the closing price of the Company's common stock as of April 15, 2016. Such Options shall be exercisable for a period of seven years.  The Option shall vest and be exercisable immediately.  No underwriters were used. The securities were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933. The individuals receiving the options were intimately acquainted with the Company's business plan and proposed activities at the time of issuance, and possessed information on the Company necessary to make an informed investment decision.
Also on April 15, 2016, the Company granted to each of John M. Palumbo, Gary S. Maier and George G. Chachas, the three outside directors, a non-qualified stock option to purchase 50,000) shares of the Company's common stock at an exercise price of $0.26 per share representing 100% of the closing price of the Company's common stock as of April 15, 2016. Such Options shall be exercisable for a period of seven years.  The Option shall vest and be exercisable immediately.  No underwriters were used. The securities were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933. The individuals receiving the options were intimately acquainted with the Company's business plan and proposed activities at the time of issuance, and possessed information on the Company necessary to make an informed investment decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnitek Engineering Corp.

/s/ Werner Funk
Date: April 26, 2016 ____________________________________
By: Werner Funk
Its:  President

2 of 2